                                                                 Exhibit 10.24.3

                          AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT made this 2nd day of April, 2002


BETWEEN:

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       (hereinafter called the "Landlord")


                               OF THE FIRST PART,


                                       and

                            CRYSTAL DECISIONS, CORP.
                        (hereinafter called the "Tenant")


                               OF THE SECOND PART,


WHEREAS by a Lease Agreement made the 27th day of December 1994, a Lease of Additional Premises dated the 13th day of December, 1995, a Consent to Sublease dated the 6th day of October, 1998, an Amendment to Lease Agreement dated the 30th day of December, 1999 and an Amendment to Lease Agreement dated the 17th day of July, 2000 (collectively the "Lease"), the Landlord leased to the Tenant the following premises:

Building:              - 1095 West Pender Street, Vancouver, B.C.
Leased Premises:       - 30,147 rsf, 5th - 7th Floors, Suites 500, 600, 700
Term:                  - Nine(9) years: March, 1995 - February 29, 2004
Base Rent:             - Years 1-5: $4.80 per rsf
                         Year 6: $18.00 per rsf
                         Year 7: $19.00 per rsf
                         Year 8: $20.00 per rsf
                         Year 9: $21.00 per rsf

AND WHEREAS the Landlord and the Tenant have agreed to amend the Lease to lease an additional 10,049 rsf on the 4th floor of the Property from May l, 2002 to December 31, 2002;

NOW, WITNESSETH that in consideration of the rents, covenants and agreements contained in the Lease, and in consideration of the covenants and agreements hereinafter contained, and the sum of ONE DOLLAR ($1.00) now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged), the Landlord and Tenant hereby agree to amend the Lease as follows:

      1) (i) Article 1(d), Rentable Area, of the Lease shall be amended by the addition of the following:

            "For the period May 1 to December 31, 2002 (the "Effective Period"), the Leased Premises shall be deemed to consist of 40,196 rentable square feet.

            Upon expiry of the Effective Period, the Leased Premises shall be deemed to consist of 30,147 rentable square feet."

            (ii) Article l(f), Annual Base Rent, of the Lease shall be amended by the addition of the following:

            "For the Effective Period, the Base Rent shall be the sum of FOUR HUNDRED FIFTY FIVE THOUSAND FIVE HUNDRED FIFTY FOUR Dollars SIXTY-FOUR Cents ($455,554.64) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal monthly instalments. The monthly instalments shall he FIFTY SIX THOUSAND NINE HUNDRED FORTY FOUR Dollars THIRTY-THREE Cents ($56,944.33) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of May 2002, and the last amended payment shall be made on the 1st day of December, 2002.


                                                                    INITIAL
                                                               -----------------
                                                               Landlord | Tenant

            Upon expiry of the Effective Period, the Base Rent for January and February 2003 shall be the sum of ONE HUNDRED THOUSAND FOUR HUNDRED NINETY Dollars ($100,490.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal monthly instalments. The monthly instalments shall be FIFTY THOUSAND TWO HUNDRED FORTY FIVE Dollars ($50,245.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of January 2003."

            The Annual Base Rent for the last year of the Renewal Term shall be tire sum of SIX HUNDRED THIRTY THREE THOUSAND EIGHTY SEVEN Dollars ($633,087.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal monthly instalments:
            The monthly instalments shall be FIFTY TWO THOUSAND SEVEN HUNDRED FIFTY SEVEN Dollars TWENTY FIVE Cents ($52,757.25) each in advance on the first day of, each month during the Term. The first amended payment to be made on the 1st day of March 2003."

      2) For the Effective Period only, Schedule B1 (a) - Outline of Additional Leased Premises, attached hereto, shall form part of the Lease as if the same were embodied therein.

      3) The Landlord and the Tenant hereby, confirm each to the other the several covenants and agreements in the Lease as amended by this Amendment to Lease Agreement.

      4) This Amendment to Lease Agreement and everything herein contained shall entire to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case maybe, of each of the parties hereto and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several:

IN WITNESS HEREOF the parties hereto have executed this Amendment to Lease Agreement. I/We have authority to bind the corporation.

                               LANDLORD:

                               THE MANUFACTURERS LIFE INSURANCE COMPANY

/s/ (Illegible Signature)      by Signature: /s/ Bill Rempel
-------------------------                    ------------------------
Witness as to                  Name:           Regional Director
signing by Tenant              Title:          Bill Rempel



                               TENANT:

                               CRYSTAL DECISIONS, CORP.

/s/ (Illegible Signature)      by Signature: : /s/ Susan J. Wolfe
-------------------------                      ----------------------
Witness as to                  Name:
signing by Tenant              Title:




                                                                             -2-